RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2018
Regulated Operations [Abstract]
RATE-REGULATED BUSINESSES
RATE-REGULATED BUSINESSES
TransCanada's businesses that apply RRA currently include certain Canadian, U.S. and Mexico natural gas pipelines, and certain regulated U.S. natural gas storage operations. Rate-regulated businesses account for and report assets and liabilities consistent with the resulting economic impact of the regulators' established rates, provided the rates are designed to recover the costs of providing the regulated service and the competitive environment makes it probable that such rates can be charged and collected. Certain expenses and credits subject to utility regulation or rate determination that would otherwise be reflected in the statement of income are deferred on the balance sheet and are expected to be included in future service rates and recovered from or refunded to customers in subsequent years.
Canadian Regulated Operations
TransCanada's Canadian natural gas pipelines are regulated by the NEB under the National Energy Board Act. The NEB regulates the construction and operation of facilities, and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems.
TransCanada's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and return on capital as approved by the NEB. Rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenue requirement for the upcoming year or multiple years. To the extent actual costs and revenues are more or less than forecasted costs and revenues, the regulators generally allow the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur. The Company's most significant regulated Canadian natural gas pipelines are described below.
NGTL System
NGTL's 2018 results reflect the terms of the 2018-2019 Revenue Requirement Settlement (the 2018-2019 Settlement) approved by the NEB in June 2018. This two-year settlement includes an ROE of 10.1 per cent on 40 per cent deemed common equity, a composite depreciation rate of approximately 3.5 per cent, a mechanism for sharing variances above and below a fixed annual operating, maintenance and administration (OM&A) cost amount and flow-through treatment of all other costs.
Canadian Mainline
The Canadian Mainline currently operates under the terms of the 2015-2030 Tolls Application approved in 2014 (the NEB 2014 Decision). The terms of the settlement include an ROE of 10.1 per cent on deemed common equity of 40 per cent, an incentive mechanism that has both upside and downside risk and a $20 million after-tax annual TransCanada contribution to reduce the revenue requirement. Toll stabilization is achieved through the use of deferral accounts, namely the bridging amortization account and the long-term adjustment account (LTAA), to capture the surplus or shortfall between the Company's revenues and cost of service for each year over the 2015-2020 six-year fixed toll term of the NEB 2014 Decision. The NEB 2014 Decision also directed TransCanada to file an application to review tolls for the 2018-2020 period. In December 2018, an NEB decision was received on the 2018-2020 Tolls Review (NEB 2018 Decision) which included an accelerated amortization of the December 31, 2017 LTAA balance and an increase to the composite depreciation rate from 3.2 per cent to 3.9 per cent.
U.S. Regulated Operations
TransCanada's U.S. regulated natural gas pipelines operate under the provisions of the Natural Gas Act of 1938, the Natural Gas Policy Act of 1978 (NGA) and the Energy Policy Act of 2005, and are subject to the jurisdiction of the FERC. The NGA grants the FERC authority over the construction and operation of pipelines and related facilities, including the regulation of tariffs which incorporates maximum and minimum rates for services and allows U.S. regulated natural gas pipelines to discount or negotiate rates on a non-discriminatory basis. The Company's most significant regulated U.S. natural gas pipelines, based on effective ownership and total operated pipe length, are described below.
In 2018, FERC prescribed changes (2018 FERC Actions) related to U.S. Tax Reform and income taxes for rate-making purposes in a master limited partnership (MLP) that impact future earnings and cash flows of FERC-regulated pipelines. The 2018 FERC Actions also established a process and schedule by which all FERC-regulated interstate pipelines and natural gas storage facilities had to either (i) file a new uncontested rate settlement or (ii) file a FERC Form 501-G that quantifies the isolated impact of U.S. Tax Reform on FERC-regulated pipelines and natural gas storage assets as well as the impact of the 2018 FERC Actions on pipelines held by MLPs.
The impact of the 2018 FERC Actions on the Company's more significant U.S. regulated natural gas pipelines is included below.
Columbia Gas
Columbia Gas' natural gas transportation and storage services are provided under a tariff at rates subject to FERC approval. In 2013, the FERC approved a modernization settlement which provides for cost recovery and return on investment of up to US$1.5 billion over a five-year period to modernize the Columbia Gas system to improve system integrity and enhance service reliability and flexibility. In March 2016, an extension of this settlement was approved by the FERC, which will allow for the cost recovery and return on additional expanded scope investment of US$1.1 billion over a three-year period through 2020.
In response to the 2018 FERC Actions, Columbia Gas filed a Form 501-G including a statement explaining its rationale why the pipeline’s rates are not required to change.
ANR Pipeline
ANR Pipeline operates under rates established under a FERC-approved rate settlement in 2016. Under terms of the 2016 settlement, neither ANR Pipeline nor the settling parties could file for new rates to become effective earlier than August 1, 2019. However, ANR Pipeline is required to file for new rates to be effective no later than August 1, 2022.
In December 2018, ANR Pipeline filed a Form 501-G including a statement explaining its rationale why the pipeline’s rates are not required to change.
Columbia Gulf
Columbia Gulf’s natural gas transportation services are provided under a tariff at rates subject to FERC approval. In September 2016, FERC issued an order approving an uncontested settlement following a FERC-initiated rate proceeding pursuant to Section 5 of the NGA, which required a reduction in Columbia Gulf’s daily maximum recourse rate and addressed treatment of post-retirement benefits other than pensions, pension expense and regulatory expenses. The FERC order also required Columbia Gulf to file a general rate case under section 4 of the NGA by January 31, 2020, for rates to take effect by August 1, 2020.
In response to the 2018 FERC Actions, Columbia Gulf filed a Form 501-G including a statement explaining its rationale why the pipeline’s rates are not required to change.
TC PipeLines, LP
TransCanada owns a 25.5 per cent interest in TC PipeLines, LP, which has ownership interests in eight wholly-owned or partially-owned natural gas pipelines serving major markets in the U.S. As TC PipeLines, LP is an MLP, all pipelines it owns wholly or in part were potentially impacted by the 2018 FERC Actions which creates a presumption that entities whose earnings are not taxed through a corporation should not be permitted to recover an income tax allowance in their regulated cost-of-service rates. Additionally, to the extent an entity’s income tax allowance is eliminated from rates, it must also eliminate its existing accumulated deferred income tax (ADIT) balance from its rate base. Refer to Note 16, Income Taxes for further information regarding the impact of these changes to TransCanada.
Great Lakes
Great Lakes reached a rate settlement with its customers, which was approved by FERC on February 22, 2018, decreasing Great Lakes' maximum transportation rates by 27 per cent effective October 1, 2017. This settlement does not contain a moratorium and Great Lakes will be required to file for new rates no later than March 31, 2022, with new rates to be effective October 1, 2022. As a result of the 2018 FERC Actions, Great Lakes made a limited Section 4 filing which had the effect of reducing rates by 2 per cent from what was in place prior to the FERC changes in 2018. The reduction in rates became effective on February 1, 2019 after the limited Section 4 filing was accepted by FERC on January 31, 2019.
Mexico Regulated Operations
TransCanada's Mexico natural gas pipelines are regulated by the CRE and operate in accordance with CRE-approved tariffs. The rates in effect on TransCanada's Mexico natural gas pipelines were established based on CRE-approved contracts that provide for the recovery of costs of providing services and a return on and of invested capital.
Regulatory Assets and Liabilities

at December 31	2018	2017	Remaining Recovery/ Settlement Period (years)
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	1,051	940	n/a
Operating and debt-service regulatory assets[2]	12	—	1
Pensions and other post-retirement benefits[1,3]	379	388	n/a
Foreign exchange on long-term debt[1,4]	46	—	1-11
Other	143	71	n/a
	1,631	1,399
Less: Current portion included in Other current assets (Note 7)	83	23
	1,548	1,376

Regulatory Liabilities
Operating and debt-service regulatory liabilities[2]	96	188	1
Pensions and other post-retirement benefits[3]	53	164	n/a
ANR related post-employment and retirement benefits other than pension[5]	54	66	n/a
Long term adjustment account[6]	1,015	1,142	2-45
Bridging amortization account[6]	305	202	12
Pipeline abandonment trust balance	1,113	825	n/a
Cost of removal[7]	261	216	n/a
Deferred income taxes	165	75	n/a
Deferred income taxes – U.S. Tax Reform[8]	1,394	1,659	n/a
Other	65	47	n/a
	4,521	4,584
Less: Current portion included in Accounts payable and other (Note 14)	591	263
	3,930	4,321

1
These regulatory assets are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets are not included in rate base and do not yield a return on investment during the recovery period.

2
Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances approved by the regulator for inclusion in determining tolls for the following calendar year.

3
These balances represent the regulatory offset to pension plan and other post-retirement obligations to the extent the amounts are expected to be collected from or refunded to customers in future rates.

4
Foreign exchange on long-term debt of the NGTL System represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls.

5
This balance represents the amount ANR estimates it would be required to refund to its customers for post-retirement and post-employment benefit amounts collected through its FERC-approved rates that have not been used to pay benefits to its employees. Pursuant to a FERC-approved September 2016 rate settlement, $11 million (US$8 million) of the regulatory liability balance at December 31, 2018 (2017 – $26 million; US$21 million) which accumulated between January 2007 and July 2016 will be fully amortized at July 31, 2019. The remaining $43 million (US$32 million) balance accumulated prior to 2007 is subject to resolution through future regulatory proceedings and, accordingly, a settlement period cannot be determined at this time.

6
These regulatory accounts are used to capture Canadian Mainline revenue and cost variances plus toll stabilization during the 2015-2030 settlement term. The 2018 LTAA balance of $1,015 million consists of $932 million to be amortized over two years with the remaining balance to be amortized over 45 years.

7
This balance represents anticipated costs of removal that have been, and continue to be, included in depreciation rates and collected in the service rates of certain rate-regulated operations for future costs to be incurred.

8
These balances represent the impact of U.S. Tax Reform. The regulatory liabilities will be amortized over varying terms that approximate the expected reversal of the underlying deferred tax liabilities that gave rise to the regulatory liabilities. See Note 16, Income taxes, for further information on U.S. Tax Reform.